                                                     ISDA Schedule to the Master
                                                        Agreement for Basis Swap

                                                      CRUSADE MANAGEMENT LIMITED

                                                          ST.GEORGE BANK LIMITED

                   PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF CRUSADE
                                                      GLOBAL TRUST NO. 2 OF 2006

                                                          ALLENS ARTHUR ROBINSON
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2006

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DATE
                              19 September                                2006
----------

PARTIES
----------

      1.    CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (PARTY A);

      2.    ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (ST.GEORGE); and

      3.    PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) in its
            capacity as trustee of Crusade Global Trust No. 2 of 2006 (PARTY B).

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PART 1.  TERMINATION PROVISIONS

(a)   SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

(b)   Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
      (iv) will not apply to Party A or Party B.

(c)   The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
      Insolvency Event under the Master Trust Deed has occurred in respect of
      Party A, Party B or St.George (the party the subject of the Insolvency
      Event will be the Defaulting Party except that in the case of Party A, if there is an Insolvency Event in relation to St.George, Party A will be the
      Defaulting Party). The occurrence of an Insolvency Event under the
      Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Local Business
      Days of that occurrence, Party A, Party B and St.George are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the
      Notes, and Party A and Party B agree to execute such a novation agreement in standard International Swaps and Derivates Association, Inc. ("ISDA")
      form.

(d)   Section 5(a)(i) is amended to replace THIRD with TENTH and the following sentence is added:

            "Even if St.George makes a payment under this Agreement, a failure by Party A to make that payment by the due date shall constitute an
            Event of Default."

      For the avoidance of doubt, but without limiting Section 17, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest
      Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount shall not be an Event of
      Default.

      Party B shall not be required to pay any termination amount arising from a termination of this Agreement by reason of a failure by Party A to make a payment under this Agreement.

(e)   The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

      (i)   will not apply to Party A

      (ii)  will not apply to Party B

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      Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

(f)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
      Agreement, neither Party A nor Party B is required to make any payment if this Agreement is terminated, other than amounts accrued due and payable, and Section 6(e) shall not apply.

(g)   There is no Termination Currency.

(h)   An ADDITIONAL TERMINATION EVENT set out in Section 15(d)(iv) or Section
      16(g) of this Schedule, will apply.

(i)   In the TRANSFER provision of Section 7, add a new paragraph (c):

      (c)   Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

(j)   Add a new paragraph to Section 7 immediately below paragraph (c):

      In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), each of Party A and St.George undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A or St.George is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the
      Transaction on the same terms or on other terms to be agreed between Party
      A, Party B, St.George and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2.  TAX REPRESENTATIONS

(a)   PAYER TAX REPRESENTATIONS.

      For the purpose of Section 3(e) of this Agreement each of Party A,
      St.George and Party B will make the following representation.

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e) or 6(d)(ii) of this
      Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

      (ii)  the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on subclause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

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(b)   PAYEE TAX REPRESENTATIONS.

      For the purpose of Section 3(f) of this Agreement, each of Party A,
      St.George and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

      Party A, St.George and Party B also represent that Crusade Global Trust
      No. 2 of 2006 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

(c)   DEDUCTION OR WITHHOLDING FOR TAX. Section 2(d) is replaced with the following Section:

            All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

            (i)   promptly notify the other party ("Y") of such requirement;

            (ii)  pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y,
                  evidencing such payment to such authorities;

            (iv)  pay to Y the amount Y would have received had no deduction or withholding been required.

            Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4.  MISCELLANEOUS

(a)   ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:      Level 12, 55 Market Street, Sydney NSW 2000
      Attention:    Middle Office Compliance Manager
      Facsimile No: (02) 9320 5589      Telephone No: (02) 9320 5526

      Address for notices or communications to Party B:

      Address:      Level 12, 123 Pitt Street, Sydney NSW 2000
      Attention:    Manager, Securitisation
      Facsimile No: (02) 9221 7870      Telephone No: (02) 9229 9000

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      With a copy to the Manager:

      Address:      Level 12, 55 Market Street, Sydney NSW 2000
      Attention:    Middle Office Compliance Manager
      Facsimile No: (02) 9320 5589      Telephone No: (02) 9320 5526

      Address for notices or communications to St.George:

      Address:      Level 12, 55 Market Street, Sydney NSW 2000
      Attention:    Middle Office Compliance Manager
      Facsimile No: (02) 9320 5589      Telephone No: (02) 9320 5526

(b)   PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

      Party A appoints as its Process Agent: None.

      Party B appoints as its Process Agent: None.

(c)   OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   CALCULATION AGENT. The Calculation Agent is Party A.

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

      In relation to Party A: Nil

      In relation to Party B: Security Trust Deed

(g)   CREDIT SUPPORT PROVIDER. Credit Support Provider means:

      In relation to Party A: St.George

      In relation to Party B: Nil

(h)   GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i)
      is deleted and replaced with the following:

      each party submits to the non-exclusive jurisdiction of the courts of New
      South Wales and Court of Appeal from them.

(i)   NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)   AFFILIATE will have the meaning specified in Section 14 of this Agreement.
      For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(a)   ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
      Swaps and Derivatives Association, Inc.) as amended from time to time (the
      "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA

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      Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of this
      Agreement and each Confirmation.

(b)   In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)   A new Section 2(a)(iv) is inserted as follows:

      (iv)  The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under
            Section 2(a)(i).

(d)   For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(e)   ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

            (g)   Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party
                  B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the
                  Security Trust Deed), in the case of Party B.

(f)   Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

      (i)   TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

      (ii)  SOLE TRUSTEE. Party B has been validly appointed as trustee of the
            Trust and is presently the sole trustee of the Trust.

      (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
            Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

      (iv)  POWER. Party B has power under the Trust Deed to enter into this
            Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

      (v)   GOOD TITLE. Party B is the lawful owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the
            Trust Deed, the Security Trust Deed and any Security Interest (as
            defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other
            Security Interests (other than Party B's indemnity from the Assets of the Trust).

(g)   In Section 3(c):

      (i)   delete the words AGENCY OR OFFICIAL; and

      (ii)  in the third line, insert "materially" before the word AFFECT.

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(h)   In Section 4 add a new paragraph as follows:

      (f)   CONTRACTING AS PRINCIPAL. Party A and St.George will enter into all
            Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(i)   In Section 6(d)(i), in the last line, insert IN THE ABSENCE OF MANIFEST
      ERROR after the word EVIDENCE.

(j)   CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
      Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)   Section 12 is amended as follows:

      (i)   in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after
            Section 5 or 6 in line 2.

      (ii)  Section 12(a)(iii) is replaced with:

                  (iii) if sent by facsimile transmission, on the date a
                        transmission report is produced by the machine from
                        which the facsimile was sent which indicates that the
                        facsimile was sent in its entirety to the facsimile
                        number of the recipient notified for the purpose of this
                        Section, unless the recipient notifies the sender within
                        one Local Business Day of the facsimile being sent that
                        the facsimile was not received in its entirety and in
                        legible form.

(l)   Any reference to a:

      (i)   SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

      (ii)  TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(m)   TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by
      Crusade Global Trust No. 2 of 2006 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager, and each of the following expressions shall have the meanings given to them in the Trust Deed:

            APPROVED BANK
            APPROVED SELLER
            ASSETS
            BANK
            CLASS
            DESIGNATED RATING AGENCY
            FLOATING RATE LOAN
            HOUSING LOAN PRINCIPAL
            INSOLVENCY EVENT
            LOAN OFFSET INTEREST AMOUNT

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            MANAGER
            MASTER TRUST DEED
            NOTE
            PAYMENT DATE
            PURCHASED RECEIVABLE
            SECURITY TRUST DEED
            TRUST

(n)   TRUST DEED: The Parties acknowledge and agree that for the purposes of the
      Trust Deed, this Agreement is a HEDGE AGREEMENT and each of Party A and
      St.George is a SUPPORT FACILITY PROVIDER.

(o)   Agreement by St.George to act as Standby Basis Swap Provider:

      A new Section 15 is added as follows:

      15.   Standby Basis Swap Provider

                  (a)   St.George agrees with Party B that if:

                        (i)   Party A is obliged to make a payment under a
                              Confirmation on any day; and

                        (ii)  Party A does not make that payment by 2pm (Sydney
                              time) on that day,

                        then St.George must, as a principal obligation, pay that
                        amount in full to Party B by no later than 4pm (Sydney
                        time) on that date.

                  (b)   St.George shall be obliged to make only one payment
                        under paragraph (a) in respect of a Confirmation.

                  (c)   St.George shall make each such payment in full, without
                        any set off, counterclaim or exercise of any similar
                        right or defence, other than any netting permitted under
                        this Agreement.

                  (d)   (i)   St.George's obligations under this clause commence
                              on the Effective Date (specified in the relevant
                              Confirmation) and terminate on the date 364 days
                              after the Effective Date ("EXPIRY DATE").

                        (ii)  If St.George does not wish to extend the period
                              for which it is obliged to make a further payment
                              under paragraph (a) beyond an Expiry Date and for
                              a further period of 364 days, it shall give notice
                              to Party A (with a copy to the Designated Rating
                              Agencies and Party B) no later than 90 days before
                              the Expiry Date.

                        (iii) Unless St.George gives notice to Party A under
                              Section 15(d)(ii) its obligations under this
                              Agreement will continue for a further period of
                              364 days from the Expiry Date. The Expiry Date may
                              be extended more than once in accordance with this
                              paragraph.

                        (iv)  If St.George does not extend the Expiry Date under
                              this paragraph (d), it shall constitute an
                              Additional Termination

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                              Event unless Party A complies with Section 16(c)
                              and Party A shall be the Affected Party for this
                              purpose.

                  (e)   In consideration of St.George agreeing to act as Standby
                        Basis Swap Provider, and so long as St.George has any
                        obligations under paragraph (a), Party B agrees to pay
                        to St.George monthly in arrears a fee of A$2,000. This
                        fee is payable on each Monthly Payment Date, subject to
                        the cashflow allocation methodology in the Supplementary
                        Terms Notice.

                  (f)   Subject to section 18, in consideration of St.George
                        agreeing, at the request of Party A, to act as Standby
                        Basis Swap Provider, Party A agrees to indemnify
                        St.George on demand against any loss, charge, liability
                        or expense that St.George may sustain or incur as a
                        direct or indirect consequence of Party A failing to
                        comply with this obligations under this Agreement, or
                        the Manager requiring St.George to make a payment under
                        this Agreement.

                  (g)   St.George's obligations under this Agreement shall
                        survive the termination of this Agreement, and any
                        winding up or insolvency of Party A.

(p)   A new Section 16 is added as follows:

      16.   DOWNGRADE

      (a)   For the purpose of this Section 16 the following additional definitions apply:

            APPROVED BANK means a Bank which has a short-term rating of at least
            A-1+ (S&P), at least P-1 (short-term) and A2 (long-term) (Moody's)
            and at least F1 (short term) (Fitch Ratings).

            DOWNGRADE means, in respect of St.George, its rating by a Designated
            Rating Agency has been withdrawn or reduced resulting in St.George having:

            (i)   a credit rating of less than A-1 (short term) by S&P;

            (ii)  a credit rating by Moody's of less than P-1 (short term) or A2
                  (long term); or

            (iii) a credit rating by Fitch Ratings of less than F1 (short term)
                  or A (long term).

            NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating
            Agency which results or would result in any rating assigned to that
            Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

            SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

      (b)   If, on any Determination Date, St.George is Downgraded and the
            Threshold Rate is greater than the Mortgage Rate (as defined in the
            Basis Swap Confirmation), Party A shall immediately (in any event no later than 3 Business Days) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant
            Downgrade subsists and the Threshold Rate is greater than the
            Mortgage Rate) the amount of the next payment that is due to be paid by Party A (the SWAP COLLATERAL AMOUNT).

      (c)   If St.George does not extend the term of its obligations under
            Section 15(d)(ii) and Party A receives notice from the Manager of a
            Note Downgrade, Party A shall immediately (in any

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            event no later than 3 Business Days) deposit into a Swap Collateral
            Account and maintain in the Swap Collateral Account (whilst the relevant Note Downgrade subsists and the Threshold Rate is greater than the Mortgage Rate) the Swap Collateral Amount.

      (d)   All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Swap
            Collateral Amount.

      (e)   Party B may make withdrawals from the Swap Collateral Account only for the purpose of:

            (i)   refunding to Party A the amount of any reduction in the Swap
                  Collateral Amount, from time to time;

            (ii)  withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

            (iii) paying any applicable bank account taxes or equivalent payable in respect of the Swap Collateral Account; or

            (iv)  funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

      (f)   If, a Downgrade no longer applies to St.George, Party A shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account, less any amounts used or to be used by Party B under paragraphs (e)(i) or (e)(iv).

      (g)   Where Party A fails to comply with Section 16(b) or (c), this shall constitute an Additional Termination Event and Party A shall be the
            Affected Party for this purpose.

(q)   A new Section 17 is added as follows:

            17.   Party B provisions

                  (a)   Limitation of liability

                  (A)   General

                        Clause 30 of the Master Trust Deed applies to the
                        obligations and liabilities of Party B under this
                        agreement.

                  (B)   Limitation of Party B's Liability

                        (1)   Party B enters into this agreement only in its
                              capacity as trustee of the Trust and in no other
                              capacity (except where the Transaction Documents
                              provide otherwise). Subject to paragraph (3)
                              below, a liability arising under or in connection
                              with this agreement or the Trust can be enforced
                              against Party B only to the extent to which it can
                              be satisfied out of the assets and property of the
                              Trust which are available to satisfy the right of
                              Party B to be exonerated or indemnified for the
                              liability. This limitation of Party B's liability
                              applies despite any other provision of this
                              agreement and extends to all liabilities and
                              obligations of Party B in any way connected with
                              any representation, warranty, conduct, omission,
                              agreement or transaction related to this agreement
                              or the Trust.

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                        (2)   Subject to subparagraph (3) below, no person
                              (including any Relevant Party) may take action
                              against Party B in any capacity other than as
                              trustee of the Trust or seek the appointment of a
                              receiver (except under this agreement), or a
                              liquidator, an administrator or any similar person
                              to Party B or prove in any liquidation,
                              administration or arrangements of or affecting
                              Party B.

                        (3)   The provisions of this section 17 shall not apply
                              to any obligation or liability of Party B to the
                              extent that it is not satisfied because under a
                              Transaction Document or by operation of law there
                              is a reduction in the extent of Party B's
                              indemnification or exoneration out of the Assets
                              of the Trust as a result of Party B's fraud,
                              negligence, or Default.

                        (4)   It is acknowledged that the Relevant Parties are
                              responsible under the Transaction Documents for
                              performing a variety of obligations relating to
                              the Trust. No act or omission of Party B
                              (including any related failure to satisfy its
                              obligations under this agreement) will be
                              considered fraud, negligence or Default of Party B
                              for the purpose of subparagraph (3) above to the
                              extent to which the act or omission was caused or
                              contributed to by any failure by any Relevant
                              Party or any person who has been delegated or
                              appointed by Party B in accordance with this
                              agreement or any other Transaction Document to
                              fulfil its obligations relating to the Trust or by
                              any other act or omission of a Relevant Party or
                              any such person.

                        (5)   In exercising their powers under the Transaction
                              Documents, each of Party B, the Security Trustee
                              and the Noteholders must ensure that no attorney,
                              agent, delegate, receiver or receiver and manager
                              appointed by it in accordance with this agreement
                              has authority to act on behalf of Party B in a way
                              which exposes Party B to any personal liability
                              and no act or omission of any such person will be
                              considered fraud, negligence, or Default of Party
                              B for the purpose of subparagraph (3) above.

                        (6)   In this clause, RELEVANT PARTIES means each of the
                              Manager, the Servicer, the Calculation Agent, the
                              Note Registrar, each Paying Agent, the Note
                              Trustee, and the provider of a Support Facility.

                        (7)   Nothing in this clause limits the obligations
                              expressly imposed on Party B under the Transaction
                              Documents.

                  (b)   Nothing in paragraph (a) or (c) limits Party A in:

                        (i)   obtaining an injunction or other order to restrain
                              any breach of this Agreement by Party B;

                        (ii)  obtaining declaratory relief; or

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                        (iii) in relation to its rights under the Security Trust
                              Deed.

                  (c)   Except as provided in paragraphs (a) and (b), Party A
                        shall not:

                        (i)   (JUDGMENT) obtain a judgment for the payment of
                              money or damages by Party B;

                        (ii)  (STATUTORY DEMAND) issue any demand under section
                              459E(1) of the Corporations Act 2001 (Cth) (or any
                              analogous provision under any other law) against
                              Party B;

                        (iii) (WINDING UP) apply for the winding up or
                              dissolution of Party B;

                        (iv)  (EXECUTION) levy or enforce any distress or other
                              execution to, on or against any assets of Party B;

                        (v)   (COURT APPOINTED RECEIVER) apply for the
                              appointment by a court of a receiver to any of the
                              assets of Party B;

                        (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to
                              exercise any set-off or counterclaim against Party
                              B (other than netting in accordance with this
                              Agreement); or

                        (vii) (ADMINISTRATOR) appoint, or agree to the
                              appointment, of any administrator to Party B,

                        or take proceedings for any of the above and Party A
                        waives its rights to make those applications and take
                        those proceedings.

(r)   A new Section 18 is added as follows:

            18.   Party A provisions

                  (a)   Notwithstanding any other provision of this Agreement or
                        any Confirmation, Party A's obligation to pay any amount
                        to Party B or St.George is limited to Party A's assets
                        from time to time.

                  (b)   Nothing in paragraph (a) or (c) limits Party A in:

                        (i)   obtaining an injunction or other order to restrain
                              any breach of this Agreement by Party B;

                        (ii)  obtaining declaratory relief; or

                        (iii) in relation to its rights under the Security Trust
                              Deed.

                  (c)   Except as provided in paragraphs (a) and (b), Party B
                        shall not:

                        (i)   (JUDGMENT) obtain a judgment for the payment of
                              money or damages by Party A;

                        (ii)  (STATUTORY DEMAND) issue any demand under section
                              459E(1) of the Corporations Act 2001 (Cth) (or any
                              analogous provision under any other law) against
                              Party A;

                        (iii) (WINDING UP) apply for the winding up or
                              dissolution of Party A;

--------------------------------------------------------------------------------
                                                                         Page 11

                                                                               +
ISDA Schedule to the Master Agreement for Basis Swap     Allens Arthut Robinson
--------------------------------------------------------------------------------

                        (iv)  (EXECUTION) levy or enforce any distress or other
                              execution to, on or against any assets of Party A;

                        (v)   (COURT APPOINTED RECEIVER) apply for the
                              appointment by a court of a receiver to any of the
                              assets of Party A;

                        (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to
                              exercise any set-off or counterclaim against Party
                              A (other than netting in accordance with this
                              Agreement); or

                        (vii) (ADMINISTRATOR) appoint, or agree to the
                              appointment, of any administrator to Party A,

                        or take proceedings for any of the above and Party B
                        waives its rights to make those applications and take
                        those proceedings.

                  (d)   Nothing in this Section 18 in any way limits St.George's
                        obligations under Section 15.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

CRUSADE MANAGEMENT LIMITED

By:     /s/ Andrew Jinks                   Witness:  /s/ Matthew Leibowitz
        ---------------------------                  ---------------------------

Name:   Andrew Jinks                       Witness Name: Matthew Leibowitz
        ---------------------------                      -----------------------

Title:  Attorney                           Title:  Lawyer
        ---------------------------                -----------------------------

Date:   19 September 2006                  Date:   19 September 2006
        ---------------------------                -----------------------------

--------------------------------------------------------------------------------
                                                                         Page 12

                                                                               +
ISDA Schedule to the Master Agreement for Basis Swap     Allens Arthut Robinson
--------------------------------------------------------------------------------

ST.GEORGE BANK LIMITED

By:     /s/ Andrew Jinks                   Witness: /s/ Matthew Leibowitz
        ---------------------------                 ----------------------------

Name:   Andrew Jinks                       Witness Name: Matthew Leibowitz
        ---------------------------                      -----------------------

Title:  Attorney                           Title:  Lawyer
        ---------------------------                -----------------------------

Date:   19 September 2006                  Date:   19 September 2006
        ---------------------------                -----------------------------

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
as trustee of the Crusade Global Trust No. 2 of 2006

By:     /s/ Andrea Ruver                   Witness: /s/ Matthew Leibowitz
        ---------------------------                 ----------------------------

Name:   Andrea Ruver                       Witness Name: Matthew Leibowitz
        ---------------------------                      -----------------------

Title:  Manager                            Title:  Lawyer
        ---------------------------                -----------------------------

Date:   19 September 2006                  Date:   19 September 2006
        ---------------------------                -----------------------------

--------------------------------------------------------------------------------
                                                                         Page 13

To:               Perpetual Trustees Consolidated Limited as trustee of

                  Crusade Global Trust No.2 of 2006

Attention:        Manager, Securitisation

Copy to: St.George Bank Limited

Attention:        Roger Desmarchelier

From:    Crusade Management Limited

Date:    19 September 2006

Subject: CONFIRMATION OF BASIS SWAP

      Reference No: Crusade Global Trust No.2 of 2006

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the Master Agreement and the Schedule to the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as amended from time to time published by the International Swap and Derivatives
Association, Inc or in the Master Trust Deed and Supplementary Terms Notice (as
defined in the Master Agreement and the Schedule to the Master Agreement
specified below) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000
ISDA Definitions.

1.    This Confirmation supplements, forms part of, and is subject to, the
      Master Agreement dated on or about 19 September 2006 and the Schedule to the Master Agreement dated or about 19 September 2006 as amended and supplemented from time to time (the "Agreement") between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      In this Confirmation "Party A" means Crusade Management Limited and "Party
      B" means Perpetual Trustees Consolidated Limited as trustee of the Crusade
      Global Trust No.2 of 2006.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      NOTIONAL AMOUNT:  Housing Loan Principal for all Floating Rate Loans as
                        calculated on the first day to which that Monthly
                        Payment Date relates.

      TRADE DATE: Note Issue Date

      EFFECTIVE DATE:   21 September 2006

      TERMINATION DATE: 364 Days after the Effective Date (subject to adjustment in accordance with the Modified Following Business Day
                        Convention). The Transaction may be renewed for a
                        further 364 days with the agreement of the parties.

      RESET DATES:      The Effective Date and then each Monthly Payment Date,
                        subject to adjustment in accordance with the Modified
                        Following Business Day Convention.

--------------------------------------------------------------------------------
                                                                          Page 1

      MONTHLY PAYMENT   15th day of each month

      DATES:      subject to adjustment in accordance with the Modified
                  Following Business Day Convention

MORTGAGE RATE AMOUNTS

      MORTGAGE RATE:    Weighted average variable rate of interest applicable to
                        the Floating Rate Loans at that Reset Date.

      MORTGAGE RATE PAYER:    Perpetual Trustees Consolidated Limited as trustee
                              of the Crusade Global Trust No.2 of 2006

      MORTGAGE RATE     Each Monthly Payment Date, up to and including the

PAYER PAYMENT           last Monthly Payment Date. This is subject to

      DATES:      adjustment in accordance with the Modified Following Business
                  Day Convention.

                              The first Payment Date will be 15 November 2006.

      MORTGAGE RATE

      PAYMENTS    (Notional Amount) x (Mortgage Rate) x (Number of days between
                  Reset Dates / 365). Party B is not obliged to pay any amount which is attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest
                  Amount which is due by, but not received from, the Approved
                  Seller, and the failure by Party B to pay that amount will not be an Event of Default.

MORTGAGE RATE DAY       Actual / 365 (fixed).

COUNT FRACTION:

      DESIGNATED

      MATURITY    30 days, with the exception of the initial Calculation Period which will be a Linear Interpolation by reference to two
                  rates, one of which shall be determined as if the Designated
                  Maturity were 1 month and the other of shall be determined as if the Designated Maturity were 2 months.

--------------------------------------------------------------------------------
                                                                          Page 2

SPREAD:                 Nil.

      BUSINESS DAYS:    Sydney, New York, London and TARGET

FLOATING AMOUNTS

      FLOATING RATE:    Weighted Average Australian Bank Bill Rate, which is the
                        sum of:

                              (a)   One Month Bank Bill Rate (as at the start of
                                    the Monthly Interest Period for that monthly
                                    payment date) multiplied by the proportion
                                    which the aggregate Invested Amount of the
                                    Class A-3 notes bears to the aggregate
                                    Invested Amount of all notes as at the start
                                    of that Monthly Interest Period; and

                              (b)   Three Month Bank Bill Rate (as at the start
                                    of the current Quarterly Interest Period)
                                    multiplied by the proportion which the
                                    aggregate Invested Amount of the Class A-1
                                    notes, Class A-2 Notes, the Class B notes
                                    and the Class C notes bears to the aggregate
                                    Invested Amount of all notes as at the start
                                    of that Monthly Interest Period.

FLOATING RATE           Crusade Management Limited.

PAYER:

      FLOATING RATE     Each Monthly Payment Date, up to and including the

      PAYMENT DATES:    last Monthly Payment Date.  This is subject to
                        adjustment in accordance with the Modified Following
                        Business Day Convention.

                        The first Payment Date will be 15 November 2006.

      SPREAD:     The weighted average coupon on all Notes in respect of the relevant Monthly Payment date plus 0.90% per annum.

      FLOATING RATE     (Floating Rate + Spread) x (Notional Amount) x
                        (number of days

      PAYMENT:    between Reset Dates / 365).

      FLOATING RATE     Each Floating Rate Payment Date.

      RESET DATES:

      FLOATING RATE DAY       Actual / 365 (fixed).

--------------------------------------------------------------------------------
                                                                          Page 3

      COUNT FRACTION:

      DESIGNATED

      MATURITY          30 days, with the exception of the initial Calculation
                        Period which will be a Linear Interpolation by reference
                        to two rates, one of which shall be determined as if the
                        Designated Maturity were 1 month and the other shall be
                        determined as if the Designated Maturity were 2 months.

      NETTING OF              Applicable.

      PAYMENTS:

      COMPOUNDING:            Inapplicable.

      BUSINESS DAYS:          Sydney, New York, London and TARGET

      CALCULATION AGENT:      Crusade Management Limited

PAYMENTS TO THE FLOATING RATE PAYER

      ACCOUNT FOR             Crusade Management Limited

      PAYMENT IN AUD:         St.George Bank Limited

                                      Level 12, 55 Market St

                              Sydney, NSW 2000

                                      Swift Code:      SGBL AU2S

                                      Sort Code:       RTGS MM

                                      BSB:             112-601

PAYMENTS TO THE MORTGAGE RATE PAYER

      ACCOUNT FOR             Perpetual Trustees Consolidated Limited as
                              trustee of

      PAYMENT IN AUD:         Crusade Global Trust No.2 of 2006

            Bank:                      St.George Bank

                                       BSB:            332-027

--------------------------------------------------------------------------------
                                                                          Page 4

                             Account No:   777-700-217

PAYMENTS TO ST.GEORGE BANK (AS STANDBY INTEREST RATE SWAP PROVIDER)
(IF APPLICABLE)

      ACCOUNT FOR             St.George Bank Limited

      PAYMENT IN AUD:         Level 12, 55 Market Street

                                      Sydney, NSW 2000

                                      Swift Code: SGBL AU 2S

                                           Sort Code:  RTGS-MM

                                           BSB:        112-601

The office of the Mortgage Rate Payer for the Swap Transaction is Sydney, and
the Office of the Floating Rate Payer for the Swap Transaction is Sydney.

3.    This is the Basis Swap for the purposes of the Supplementary Terms Notice dated on or before 19 September 2006, relating to Crusade Global Trust
      No.2 of 2006

4.    Address for notices in connection with this Transaction

Party A:    Crusade Management Limited
            Level 3, 4-16 Montgomery Street, Kogarah
            Attn: Compliance Manager
            Telephone: 612 9320-5605
            Facsimile:  612 9320-5785

            (a)   Party B:    Perpetual Trustees Consolidated Limited

            Angel Place, Level 12, 123 Pitt Street, Sydney
            Attn: Manager - Securitisation
            Telephone: 612 9229-9000
                              Facsimile: 612 9221-7870

            (c)   St.George Bank:  St.George Bank Limited
                  Level 10, 55 Market Street, Sydney
                  Attn: Middle Office Compliance Manager
                  Telephone: 612 9320-5553
                              Facsimile: 612 9320-5589

5.    Documents to be delivered

      Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this
      Agreement and remains true and in effect.

6.    Relationship between the parties

--------------------------------------------------------------------------------
                                                                          Page 5

      Each party will be deemed to have represented to the other party on the
      Trade Date that (lacking a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this
      Transaction):

            (a)   Non-Reliance. It is acting for its own account (in the case of
            Party B as Trustee for the Trust), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement (and in the case of Party B also the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this
            Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
            Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

            (b)   Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through
            independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is capable of assuming, and assumes the risks of this Transaction.

            (c)   Status of Parties. The other party is not acting as a
            fiduciary for or an adviser to it in respect of this Transaction.

7.    Compliance with Regulation AB.

      (a)   St.George has been advised that Party A is required under Regulation
            AB under the Securities Act of 1933 and the Securities Exchange Act
            of 1934, as amended ("Regulation AB"), to disclose certain financial information regarding St.George depending on the applicable
            "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (b)   If required, St.George shall provide to Party A the applicable financial information described under Item 1115 of Regulation AB
            (the "Reg AB Information") within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by Party A
            (the "Response Period"), so long as Party A has reasonably determined, in good faith, that such information is required under
            Regulation AB; provided, however that if St.George in good faith determines that it is unable to provide the Reg AB Information within the Response Period, then, subject to receipt of confirmation by each Designated Rating Agency that such action shall not result in withdrawal or downgrade of any credit rating assigned, by it, to the Notes, (i) St.George shall cause a Reg AB Approved Entity (as defined below) to replace St.George as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period, and (ii) such Reg AB Approved
            Entity shall provide the Reg AB Information prior to the expiration of the Response Period. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii)
            is a Replacement Provider. If Party A requests (in writing) the Reg
            AB Information from St.George, then Party A shall promptly (and in any event within three (3) Local Business Days of the date of the request for the Reg AB Information) provide St.George with a written explanation of how the significance percentage was calculated.

      (b)   St.George (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless Party A, its directors or officers and any person controlling Party A, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement

--------------------------------------------------------------------------------
                                                                          Page 6

            or alleged untrue statement of a material fact contained in any information that St.George or such Reg AB Approved Entity, as applicable, provides to Party A pursuant to this Paragraph (c) (the
            "St.George Information") or caused by any omission or alleged omission to state in the St.George Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any failure by St.George to deliver any information or other material when and as required under this
            Section 7.

PLEASE NOTIFY US IMMEDIATELY SHOULD THE PARTICULARS OF THIS CONFIRMATION NOT BE
IN ACCORDANCE WITH YOUR UNDERSTANDING.

PLEASE QUOTE OUR REFERENCE ON ALL CORRESPONDENCE.

Regards,

Signed for and on behalf of

Crusade Management Limited, by its attorney

/s/ Matthew Leibowitz                   /s/ Andrew Jinks
---------------------------             ----------------------------

Witness Name:   Matthew Leibowitz       Name:    Andrew Jinks
                --------------------    ----------------------------

Title:  Lawyer                          Title:   Attorney
        --------------------            ----------------------------

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the enclosed copy of this confirmation and returning it to us.

Confirmed as of date first written:

For and on behalf of

Perpetual Trustees Consolidated Limited

(as trustee of the Crusade Global Trust No.2 of 2006)

/s/ Andrea Ruver                        /s/ /s/ Matthew Leibowitz
-----------------------                 -------------------------------

Name: Andrea Ruver                      Witness Name:  Matthew Leibowitz
      -----------------                                --------------------

Title: Manager                          Title: Lawyer
       ----------------                        ----------------------

--------------------------------------------------------------------------------
                                                                          Page 7

Confirmed as of date first written:

For and on behalf of St.George Bank Limited

(as Standby Basis Swap Provider)

/s/ Matthew Leibowitz                   /s/ Andrew Jinks
---------------------                   ---------------------------

Witness Name:  Matthew Leibowitz        Name:
               ---------------------

Title: Lawyer                                Title:  Attorney

--------------------------------------------------------------------------------
                                                                          Page 8